UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2012

SureWest Communications

(Exact name of Company as specified in its charter)

000-29660
(Commission File Number)

California	68-0365195
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

8150 Industrial Avenue
Roseville, California 95678
(Address of principal executive offices, with zip code)

(916) 772-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 5, 2012, SureWest Communications (the “Company” or “SureWest”) and Consolidated Communications Holdings, Inc. (“Consolidated”) entered into an Agreement and Plan of Merger (“Merger Agreement”).

On March 5, 2012 the Company’s Vice President and Chief Financial Officer, Dan T. Bessey distributed emails with the following information to holders of Change in Control Agreements (“CICs”), Options and Restricted Stock Awards (“RSAs”), including performance based RSAs:

•                  The Company’s Vice President and Chief Financial Officer, Dan T. Bessey, emailed officers notifying them of the treatment of their RSAs and CIC upon the close of the Merger. A copy of the email to the officers is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

•                  The Company’s Vice President and Chief Financial Officer, Dan T. Bessey, emailed certain key employees, with CICs, notifying them of the treatment of their RSAs and CIC upon the close of the Merger. A copy of the email to the certain key employees, with CICs, is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

•                  The Company’s Vice President and Chief Financial Officer, Dan T. Bessey, emailed certain key employees notifying them of the treatment of their RSAs upon the close of the Merger. A copy of the email to the certain key employees is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

•                  The Company’s Vice President and Chief Financial Officer, Dan T. Bessey, emailed officers and employees notifying them of the treatment of their outstanding Options upon the close of the Merger. A copy of the email to the officers and employees is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Email from Dan T. Bessey to the officers with Change in Control Agreements and Restricted Stock Awards
99.2	Email from Dan T. Bessey to the certain key employees with Change in Control Agreements and Restricted Stock Awards
99.3	Email from Dan T. Bessey to the certain key employees with Restricted Stock Awards
99.4	Email from Dan T. Bessey to the officers and employees with outstanding Options

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2012	SUREWEST COMMUNICATIONS

	By:	/s/ Dan T. Bessey
	Name:	Dan T. Bessey
	Title:	Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Email from Dan T. Bessey to the officers with Change in Control Agreements and Restricted Stock Awards
99.2	Email from Dan T. Bessey to the certain key employees with Change in Control Agreements and Restricted Stock Awards
99.3	Email from Dan T. Bessey to the certain key employees with Restricted Stock Awards
99.4	Email from Dan T. Bessey to the officers and employees with outstanding Options